                                                               EXHIBIT 10.19




                 AGREEMENT entered into May   6  , 1996 by and among Alan Gerry
("Gerry") and SV Capital Partners L.P. ("Silver") (each individually a "Purchaser" and collectively the "Purchasers") and MHI Acquisition, Inc., a Delaware corporation with its principal executive office at 2501 Cedar Springs Road, Suite 600, LB15, Dallas, Texas 75201 (the "Company").

                 WHEREAS, the Purchasers and the Company have entered into a Note Purchase and Sale Agreement, dated as of the date hereof (the "Sellers Note Purchase Agreement) with Morgan Stanley Venture Capital Fund II L.P. ("MSVCFIILP"), Morgan Stanley Venture Capital Fund II CV ("MSVCFIICV") and Morgan Stanley Investors, L.P. ("MSVILP") (each individually a "Seller" and collectively the "Sellers"), pursuant to which, among other things, the Sellers are to sell to the Purchasers the Notes referred to in the Sellers Note Purchase Agreement and are to assign to the Purchasers all of the Sellers' respective right, title and interest in, to and under that certain Note Purchase Agreement, dated as of May 31, 1995, among the Sellers and the Company pursuant to which the Notes were originally purchased from the Company by the Sellers (the "Original Note Purchase Agreement");

                 WHEREAS, pursuant to the Sellers Note Purchase Agreement and concurrently with the sale of the Notes to the Purchasers thereunder, the Sellers are separately issuing to each Purchaser warrants to purchase (collectively, the "Seller Warrants") certain of the shares of Series A Preferred Stock, par value $.01 per share (the "Series A Preferred Stock") acquired by the Sellers from the Company pursuant to and under that certain Series A Preferred Stock Purchase Agreement, dated as of May 31, 1995, among the Sellers, the Company and the other Purchasers named therein (the "Preferred Stock Purchase Agreement"); and

                 WHEREAS, in order to induce the Purchasers to purchase the Notes and Warrants pursuant to the Sellers Note Purchase Agreement, the Company has agreed to execute this Agreement and to make certain representations and warranties to the Purchaser, to confirm certain matters to the Purchaser including matters under certain related agreements, and to agree to certain changes with respect to certain provisions contained in the Notes.

                 NOW, THEREFORE, the parties hereto hereby agree as follows:

                 1.       DEFINED TERMS.

                          All terms used herein, and not otherwise defined
herein, shall have the meanings ascribed thereto in the Sellers Note Purchase Agreement.

                 2. REPRESENTATIONS AND WARRANTIES. The Company hereby represents and warrants to each of the Purchasers as follows:

                          2.1     THE NOTES.  The outstanding principal balance
and accrued interest on each of the Notes as of the date hereof is set forth on Exhibit A attached hereto. Each of the Notes, this

Agreement, the Sellers Note Purchase Agreement and the Original Note Purchase Agreement represents, and the New Notes, when issued and delivered as contemplated pursuant to the Sellers Note Purchase Agreement, will represent, the legal, valid and binding obligations of the Company and are not subject, as of the date hereof, to any defense, counterclaim or right of offset on behalf of the Company. The Company's obligations under and in respect of the Notes, the New Notes, the Original Note Purchase Agreement, this Agreement and the Sellers Note Purchase Agreement are enforceable against the Company in accordance with their terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights generally and general principles of equity.

                          2.2     RESTATEMENT OF CERTAIN REPRESENTATIONS.  The
Company hereby incorporates into this Agreement by this reference and restates, as of the date hereof, the representations of the Company (except that the term "Transaction Documents" as used therein shall also include the New Notes and this Agreement) set forth in Sections 2(a)-(e), 2(f) (first sentence only), 2(g), 2(i), 2(l) and 2(n)-(s) of the Original Note Purchase Agreement (the "Specified Representations"), and represents and warrants that, except as set forth on Schedule 2.2, the Specified Representations continue to be true and correct in all material respects as of the date hereof whether as applied to the Notes or as deemed modified and applied to the New Notes, except for changes therein in the ordinary course of the business of the Company, which changes are not materially adverse, either individually or in the aggregate, to the business, operations, financial condition, results of operation or future prospects of the Company.

                          2.3     CAPITALIZATION.  The authorized and issued
capital stock of the Company is as set forth in Exhibit B attached hereto. In addition, Exhibit B also sets forth all options, warrants or other rights to purchase any of the Company's authorized and unissued capital stock which are outstanding or which the Company has an obligation to issue as of the date hereof.

                 3. COMPANY COVENANTS. The Company covenants and agrees with each of the Purchasers as follows:

                          3.1     So long as any Purchaser shall hold any
Warrants issued to such Purchasers by the Sellers under the Sellers Note Purchase Agreement, the Company shall provide to such Purchaser a copy of all notices, documents, instruments, or other communications provided or required to be provided by the Company to any holder of the Series A Preferred Stock of the Company pursuant to or under Delaware law, the certificate of incorporation of the Company or the Preferred Stock Purchase Agreement, at the time that such is being provided to any stockholder of the Company.

                          3.2     FINANCIAL STATEMENTS AND OTHER INFORMATION.
The Company shall provide to each of the Purchasers copies of any financial statements or other financial information provided or to be provided pursuant to Section 7.1 of the Preferred Stock Purchase Agreement (as originally executed) to the Purchasers thereunder.

                          3.3     INSPECTION RIGHTS.  The Company will permit
any representative designated by a Purchaser upon reasonable notice and during normal business hours, to visit and inspect any of the properties of the Company and its subsidiaries, examine the corporate and financial records of the Company and its subsidiaries and make copies thereof or extracts therefrom, and discuss the affairs, finances and accounts of the Company or any of its subsidiaries with the directors, officers, key employees and independent accountants of the Company or its subsidiaries.

                          3.4     SPECIAL PROCEDURE FOR EXERCISE OF WARRANTS.
The Company agrees with each Purchaser that, notwithstanding the provisions of
Article IV(C)2(b) of the Restated Certificate of Incorporation of the Company, any Purchaser may simultaneously exercise any or all of the Warrants held by it and convert the shares of Series A Preferred Stock issuable on such exercise into shares of Class A Common Stock by delivering to the Company a copy of the Notice of Exercise, in the form attached as Exhibit A-1 to the Warrant, together with the original Warrant, and by causing the Sellers to deliver to the Company the certificate(s) representing the number of shares of Series A Preferred Stock issuable on such exercise. Such exercise and conversion shall be deemed effective upon receipt by the Company of such Notice of Exercise and Warrant, or on such later date as is specified therein, and, at the election of the Purchaser transmitting the same, may be made contingent upon the closing of the Sale of the Company's Common Stock to the public in a public offering pursuant to a Registration Statement under the Act or upon the consummation of the sale by the Company of all or substantially all of its assets or upon the merger of the Company with or into any other entity, and, in any such case, such exercise and conversion shall be deemed to occur immediately prior to such event. The Company shall promptly deliver to the Purchasers the certificate representing the shares of Class A Common Stock issuable on such exercise and conversion.

                 4. CERTAIN AMENDMENTS TO TERMS OF NOTES. The Company agrees that it shall cause there to be included in each of the New Notes the following provisions:

                          4.1     PRO RATA TREATMENT.  The Company will agree
that all payments to be made with respect to any of the New Notes (whether in respect of principal, interest, prepayment penalties or otherwise) shall be made on a pro rata basis with respect to all outstanding New Notes, allocated based on the respective outstanding principal amounts thereof.

                          4.2     ACQUISITION OF NOTES.  The Company will not,
and will not permit any of its subsidiaries or affiliates to, purchase, redeem or otherwise acquire any New Note except upon the payment or prepayment thereof in accordance with the terms of such New Note; provided, however, that the Company may purchase all or any portion of the New Notes outstanding so long as the Company offers to purchase New Notes from each holder of New Notes on a pro rata basis and on the same terms. Any New Note paid or prepaid in full, shall be surrendered to the Company and cancelled, shall not be reissued and shall not be deemed to be outstanding, and no New

Note shall be issued in lieu of any principal amount of any New Note that has been paid or prepaid.

                          4.3     ADDITIONAL PERMITTED TRANSFERS.  With respect
to any Purchaser who is an individual, the New Note held by such Purchaser may also be transferred, assigned or conveyed to any of such Purchaser's spouse, children (including adopted children), siblings or descendants, any trust for the benefit of such Purchaser and/or any of such family members, or to any entity, substantially all of the beneficial interests of which are owned (directly or indirectly) by such Purchaser, his family members and/or trusts, or the executor or personal representative of such Purchaser (collectively, the "Additional Permitted Transferees").

                          4.4     PREPAYMENTS.  Upon or following the sale of
all or substantially all of its assets, if the Company shall have repaid all of its outstanding Senior Indebtedness (as such term is defined in the New Notes), or the Company shall have sufficient cash on hand to enable it to repay all of its outstanding Senior Indebtedness, the Company shall use any remaining funds available to make a prepayment of up to all of the outstanding balance of the New Notes, in a manner consistent with Section 4.1 above.

                 5. STOCKHOLDERS AGREEMENT. The Company, the Sellers and each of the other Stockholders of the Company that executes this Agreement in the space provided at the foot hereof (the "Other Stockholders") hereby agrees that upon the issuance of the Warrants to a Purchaser and so long as such Purchaser (or any permitted successor or assign thereof) shall thereafter hold such Warrants or any shares of Series A Preferred Stock issued on exercise thereof or any shares of Class A Common Stock issued on conversion of any such Series A Preferred Stock (collectively, "Underlying Shares"), such Purchaser shall be deemed a party to and an "Investor" as defined in that certain Stockholders Agreement, dated as of May 31, 1995, by and among the Company and the other Investors party thereto (the "Stockholders Agreement"). By its execution hereof, such Purchaser shall be deemed to have executed and become a party to the Stockholders Agreement. In addition, Section 6.3(a) of the Stockholders Agreement shall be deemed amended to permit thereunder, the Transfer of Shares (as defined in the Stockholders Agreements) to any Additional Permitted Transferee that agrees to be bound by the provisions of the Stockholders Agreement, and the Company, the Sellers and the Other Stockholders confirm that the issuance and sale of the Warrants to the Purchasers and the issuance of Underlying Shares on exercise and/or conversion shall all be deemed transactions falling within the scope of the exemption provided in Section 6.3(b) of the Stockholders Agreement.

                 6. REGISTRATION RIGHTS AGREEMENT. The Company, the Sellers and the Other Stockholders hereby agree that the Registration Rights Agreement, dated as of May 31, 1995 (the "Registration Agreement"), among the Company, the Sellers and the Other Stockholders is hereby amended as follows:

                          6.1     There shall be included as "Registrable
Securities" for all purposes of the Registration Rights Agreement, the shares of Class A Common Stock issued or issuable on conversion of Series A Preferred Stock issued or issuable pursuant to or in connection with the exercise of any of the Warrants.

                          6.2     Each Purchaser (and any permitted successor
and assign, including any Additional Permitted Transferee that agrees to be bound by the provisions of the Registration Rights Agreement), shall be deemed a "Promissory Note Purchaser" for purposes of Section 11 of the Registration Rights Agreement and shall, upon the issuance and delivery of the Warrants, be a party to the Registration Rights Agreement for all purposes.

                          6.3     Clause (ii) of Section 13 of the Registration
Rights Agreement is amended and restated to read in full as follows:

                 "(ii) with respect to a Promissory Note Purchaser, this Agreement shall not terminate with respect to such Promissory Note Purchaser (and its permitted successors and assigns) until the time such Promissory Note Purchaser and its permitted successors and assigns (including Additional Permitted Assigns) holds or controls less than the number of Registrable Securities received by the Original Purchaser upon the purchase by it of Promissory Notes pursuant to the Sellers Note Purchase Agreement (except as a consequence of the exercise of Warrants, including exercise pursuant to Section 8 of the Warrants, and except as a result of the operation of the anti-dilution adjustment provisions set forth in the Warrant or the Certificate of Incorporation of the Company)"

                 7.       MISCELLANEOUS.

                          7.1     WAIVERS AND AMENDMENTS.  Any provision of
this Agreement may be amended, waived or modified upon the written consent of the Company and holders of more than fifty percent (50%) of the then outstanding principal balance of the New Notes.

                          7.2     GOVERNING LAW.  This Agreement and all
actions arising out of or in connection with this Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of law provisions of the State of New York or of any other state.

                          7.3     SURVIVAL.  The representations, warranties,
covenants and agreements made herein shall survive the execution and delivery of this Agreement.

                          7.4     ASSIGNMENT BY COMPANY.  Neither the New Notes
nor any of the rights, interests or obligations hereunder may be assigned, by operation of law or otherwise, in whole or in part, by Company without the prior written consent of the Purchasers except in connection with an assignment in whole to a successor corpora-tion to Company by merger or otherwise, provided that such successor corporation succeeds to or acquires all or substantially all of Company's property and assets and Purchasers' rights hereunder and thereunder are not impaired.

                          7.5     NOTICES.  Any notices, request or other
communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by registered or certified mail, postage prepaid, or by recognized overnight courier or personal delivery, addressed (i) if to a Purchaser, at such Purchaser's address set forth in the Schedule of Purchasers attached Schedule I hereto, or at such other address as such Purchaser shall have furnished to the other parties in writing, or (ii) if to Company, at its address set forth at the beginning of this Agreement, or at such other address as Company shall have furnished to the other parties in writing.

                          7.6     COUNTERPARTS.  This Agreement may be executed
in any number of counterparts, each of which shall be an original, but all of which together shall be deemed to constitute one instrument.

                 IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the date and year first written above.

                                        COMPANY

                                        MHI ACQUISITION, INC.
                                        a Delaware corporation

                                        By:/s/Charles L. Allen
                                           ------------------------------------
                                        Name:  Charles L. Allen
                                               --------------------------------
                                        Title:  President and CEO
                                                -------------------------------

                                        PURCHASERS:

                                        /s/ Alan Gerry
                                        ---------------------------------------
                                        Alan Gerry

                                        SV CAPITAL PARTNERS, L.P.

                                        By:     SV Capital Management, Inc.
                                                its General Partner

                                        By: /s/ Eric Foultz
                                           ------------------------------------
                                        Name: Eric Foultz
                                             ----------------------------------
                                        Title:  Vice President
                                              ---------------------------------

Agreed to for purposes of
Sections 5 and 6 only:

MORGAN STANLEY VENTURE CAPITAL FUND II, L.P.

By:      Morgan Stanley Venture Capital II, Inc.,
         its Managing General Partner

By:      /s/Debra Abramovitz
         ----------------------------------------


MORGAN STANLEY VENTURE CAPITAL FUND II, C.V.

By:      Morgan Stanley Venture Capital II, Inc.,
         its Managing General Partner

By:      /s/Debra Abramovitz
         ----------------------------------------


MORGAN STANLEY VENTURE INVESTORS, L.P.

By:      Morgan Stanley Venture Capital II, Inc.,
         its Managing General Partner


By:      /s/Debra Abramovitz
         ----------------------------------------


/s/ Charles L. Allen
- -------------------------------------------------
Charles L. Allen


/s/ Roy W. Griffitts
- -------------------------------------------------
Roy W. Griffitts


/s/ William A. Brosius
- -------------------------------------------------
William A. Brosius

                                   EXHIBIT A


       Set forth below is the outstanding principal balance and accrued interest, as of the date hereof, of the notes issued by MHI Acquisition, Inc. and held by certain affiliates of Morgan Stanley.

                                           OUTSTANDING
   NAME OF HOLDER                       PRINCIPAL BALANCE             ACCRUED INTEREST            TOTAL
   --------------                       -----------------             ----------------            -----
Morgan Stanley Venture
  Capital Fund II L.P.                     $5,965,505                     $954,834              $6,920,339

Morgan Stanley Venture
  Capital Fund II CV                        1,486,228                      237,885               1,724,113

Morgan Stanley Venture
  Investors, L.P.                           1,548,267                      247,815               1,796,082